ADVANCED SERIES TRUST

AST Prudential Growth Allocation Portfolio

Supplement dated January 27, 2016 to the Currently Effective Summary Prospectus

This supplement should be read in conjunction with the currently effective Summary Prospectus (the Summary Prospectus) for the AST Prudential Growth Allocation Portfolio (the Portfolio), a series of the Advanced Series Trust (the Trust), and should be retained for future reference. The Portfolio referenced herein may not be available under your variable contract. For more information about the portfolios available under your variable contract, please refer to your contract prospectus. Defined terms used herein and not otherwise defined herein shall have the meanings given to them in the Summary Prospectus.

The Board of Trustees of the Trust recently approved for the Portfolio: (i) the expansion of the Portfolio’s current overlay sleeve from 5% to 12% of the Portfolio’s net assets; and (ii) the addition of a market participation strategy for the Portfolio. The expansion of the current overlay sleeve is expected to become effective on or about February 8, 2016. The addition of the market participation strategy is expected to become effective on or about April 25, 2016.

To reflect the expansion of the Portfolio’s overlay sleeve, the Summary Prospectus is revised as follows, effective February 8, 2016:

I.	The description of the Principal Investment Strategies in the “INVESTMENTS, RISKS AND PERFORMANCE” section of the Summary Prospectus is hereby modified by replacing the second paragraph and table in the section with the following:

The Portfolio invests in a combination of global equity and equity-related securities, debt obligations and money market instruments in order to achieve diversification in a single Portfolio. QMA may also utilize an overlay sleeve for liquidity and allocation changes. The overlay sleeve is generally approximately 12% of the Portfolio’s assets. QMA adjusts the percentage of Portfolio assets in each category in accordance with its expectations regarding the different markets, as those expectations may change from time to time. Under normal conditions, the Portfolio is expected to be invested within the ranges set forth below:

Asset Type	Minimum	Normal	Maximum
Equity and Equity Related Securities*	60%	70%	80%
Debt Obligations and Money Market Instruments*	20%	30%	40%

*Note: Ranges are expressed as a percentage of the Portfolio’s assets and include allocations within the overlay sleeve

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

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